UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2008

JACO ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

New York	000-05896	11-1978958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Oser Avenue, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 273-5500

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;	.
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 7, 2008, Neil Rappaport, a member of the Board of Directors (the “Board”) of Jaco Electronics, Inc. (the “Company”), resigned from the Board.  Mr. Rappaport had been a director since February 2004 and, at the time of his resignation, served on the Audit, Compensation and Nominating Committees of the Board.  Mr. Rappaport’s resignation was due to personal reasons and did not involve any disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2008	Jaco Electronics, Inc.

	By:	/s/ Jeffrey D. Gash
Name: Jeffrey D. Gash
Title: Executive Vice President